UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

THE ALKALINE WATER COMPANY INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38754	99-0367049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8541 E. Anderson Drive, Suite 100
 Scottsdale, Arizona, United States 85255
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (480) 656-2423

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.001 per share	WTER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 7, 2023, we filed a notice of annual meeting of stockholders and proxy statement (together, the "Definitive Proxy Statement") for the solicitation of proxies in connection with an annual meeting of our stockholders (the "Annual Meeting") to be held on November 20, 2023.

On November 8, 2023, we have determined to postpone the Annual Meeting to allow additional time for us to mail the Definitive Proxy Statement and solicit proxies from our stockholders. The Annual Meeting is now scheduled to be held on Monday, December 4, 2023. There is no change to the location, time or the record date of the Annual Meeting.

We have not mailed the Definitive Proxy Statement for the originally scheduled Annual Meeting. We will mail the Definitive Proxy Statement reflecting the new date for the Annual Meeting to our stockholders.

Participants in the Solicitation

Our company and its directors, officers and regular employees, under the rules of the Securities and Exchange Commission (the "SEC") may be deemed to be participants in the solicitation of proxies from our stockholders. Our stockholders may obtain more detailed information regarding the names, affiliations and interests of our directors and officers in the Definitive Proxy Statement, which may be obtained free of charge from the sources indicated below.

Additional Information and Where to Find It

We urge our stockholders and other interested persons to read the Definitive Proxy Statement as well as other documents to be filed by our company with the SEC because these documents will contain important information about our company and the proposals to be submitted at the Annual Meeting. Stockholders may obtain copies of the Definitive Proxy Statement, without charge, at the SEC's website at www.sec.gov or by directing a request to our company at 8541 E. Anderson Drive, Suite 100, Scottsdale, Arizona 85255, Attention: Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALKALINE WATER COMPANY INC.

/s/ Frank Chessman

Frank Chessman

President and Chief Executive Officer

November 8, 2023